UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

June 11, 2020
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

001-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken New Jersey	07030
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Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	JW.A	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	JW.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note – Update to Footnotes Regarding Foreign Exchange Variances
On June 11, 2020, John Wiley & Sons, Inc., a New York Corporation (the "Company," "we," or "our") filed a Current Report on Form 8-K with the Securities and Exchange Commission ("SEC"), to report that the Company had issued a press release (the "Original Press Release") announcing financial results for the fourth quarter and fiscal year ended April 30, 2020. The June 11, 2020 filing included a copy of the Original Press Release as Exhibit 99.1 thereto.

This Amendment No. 1 is being filed to furnish a revised press release (the "Revised Press Release"), attached as Exhibit 99.1 hereto to update certain foreign exchange variance related footnotes to the fourth quarter performance and fiscal year 2020 performance tables, specifically the insertion of “favorable” in front of FX variances pertaining to Adjusted EPS. There were no changes to our reported financial results. The footnote for the fourth quarter performance table has been updated to read (update is underlined): “Excluding acquisitions and currency impact, revenue declined 6% for the quarter. Wiley recorded an unfavorable FX variance of $7.1 million in revenue, $0.4 million in Adjusted EBITDA, and “favorable” FX variance of $0.08 in Adjusted EPS. FX had marginal impact on Free Cash Flow.” The footnote for the fiscal year 2020 performance table has been updated to read (update is underlined): “Excluding acquisitions and currency impact, revenue was down 1%. Wiley recorded an unfavorable FX variance of $19.8 million in revenue, $1.5 million in Adjusted EBITDA, and “favorable” FX variance of $0.07 in Adjusted EPS. FX had marginal impact on Free Cash Flow.”

Item 2.02 Results of Operations and Financial Condition

A copy of the Revised Press Release, reflecting the changes described in the Explanatory Note above, is attached as Exhibit 99.1 of this Form 8-K/A and incorporated by reference herein. We are also publishing the Revised Press Release on our website located at www.wiley.com.

Item 7.01 Regulation FD Disclosure.

On June 11, 2020, the Company held its fiscal year 2020 fourth quarter earning conference call. The Company is furnishing as Exhibit 99.2 to this Current Report on Form 8-K/A the presentation materials that were provided and discussed during the earnings conference call.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

99.1   Revised Press Release dated June 12, 2020.

99.2   Presentation materials dated June 11, 2020.

104 -  Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

The information in this report, including the exhibits hereto, (x) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and (y) shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibits in this particular report are incorporated by reference). The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Brian A. Napack
Brian A. Napack
President and
Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Executive Vice President and
Chief Financial Officer

Dated: June 12, 2020